UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

AGILENT TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA 95051
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (800) 227-9770

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL(S)	NAME OF EACH EXCHANGE ON WHICH REGISTERED
COMMON STOCK, $0.01 PAR VALUE	A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.              Results of Operations and Financial Condition.

The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On May 21, 2020, Agilent Technologies, Inc. (the “Company”) issued its press release announcing financial results for the second fiscal quarter ended April 30, 2020.  A copy of this press release is attached as Exhibit 99.1.

The Company provides non-GAAP financial information in order to provide meaningful supplemental information regarding its operational performance and to enhance its investors’ overall understanding of its core current financial performance and its prospects for the future.  The Company believes that its investors benefit from seeing its results “through the eyes” of management in addition to the GAAP presentation.  Management measures segment and enterprise performance using measures such as those that are disclosed in this release.  This information facilitates management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results.  Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operations decision making.  Historically, the Company has reported similar non-GAAP information to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  It excludes items, such as restructuring and amortization, that may have a material effect on the Company’s expenses and earnings per share calculated in accordance with GAAP.  Management monitors these items to ensure that expenses are in line with expectations and that the Company's GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the Company.  The non-GAAP information the Company provides may be different from the non-GAAP information provided by other companies.

Additional explanation of non-GAAP information is provided in Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following is furnished as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended:

Exhibit No.	Description
99.1	Press release announcing financial results for the second fiscal quarter ended April 30, 2020
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ P. Diana Chiu
	Name:	P. Diana Chiu
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: May 21, 2020

3